EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of Source Direct Holdings, Inc. on Form 10-KSB/A for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  June 10, 2005                          /s/ Deren Smith
                                               ------------------------------
                                               Name: Deren Smith
                                               Title: Chief Executive Officer

Dated:  June 10, 2005                          /s/ Kevin Arave
                                               ------------------------------
                                               Name: Kevin Arave
                                               Title: Chief Financial Officer